Exhibit 99.1

Largest Savings Bank Headquartered in New Jersey

Strong NJ Market Share

Corporate Profile

Top Performing Savings Bank in the Country

Competitive Position

Most Efficient Bank in the Nation

Efficiency Ratio

Forbes 500 Position

Business Strategy

Grow Balance Sheet

Grow Balance Sheet

High Value Checking

Increase Earnings

Increase Earnings

Pay Dividends

Stock Repurchase

Selected Ratios

Stock Performance

Stock Performance

Dividend

Corporate Governance

Exhibit 99.1

Hudson City Bancorp, Inc.

Bank on Better Values℠

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as discussed more fully on page 11 of our 2002 Annual Report. These forward looking statements may include estimates that are subject to various factors which could cause actual results to differ materially from these estimates. The share data has been adjusted to reflect the 100% stock dividend, effective June 17, 2002, which resulted in a 2 for 1 stock split.

Largest Savings Bank Headquartered in New Jersey

- Over **250,000** customers
- Over **$14 billion** in assets
- Over **80 branches** throughout **14 counties**



Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland

HUDSON CITY BANCORP, INC.

Bank on Better Values

Strong NJ Market Share

	Institution	NJ Deposits $	# of Branches	Market Share
1	Fleet National Bank	34,572	473	19.11%
2	Wachovia Bank, National Assoc.	18,600	343	10.28%
3	PNC Bank, National Bank	13,033	247	7.20%
4	Merrill Lynch Bank and Trust Co	12,632	2	6.98%
5	Hudson City Savings Bank	8,552	82	4.73%
6	Sovereign Bank	6,811	121	3.76%
7	Commerce Bank, National Assoc.	6,176	82	3.41%
8	Valley National Bank	5,644	123	3.12%
9	TD Waterhouse Bank, National Assoc.	5,304	1	2.93%
10	Trust Company of NJ	3,281	94	1.81%

Source: FDIC/OTS Summary of Deposits as of June 30, 2002 – Market Share Report

Corporate Profile

- Asset **$14.9** Billion as of 3/31/03
- Total Capital **$1.3** Billion as of 3/31/03
- 3 Year Average Asset Growth of **21.8%***



** Source: KBW BankBook dated December 12, 2002 data as of 2002-3Q*

Top Performing Savings Bank in the Country

THE WALL STREET JOURNAL.

44.2%

Return on Investment for 2002

43.2%

Return for the Past Three-Year Period



The Best & Worst Performers of The WSJ 1000

SHAREHOLDER SCOREBOARD

THE WALL STREET JOURNAL

COMPANY	ONE-YEAR RETURN (%)	SURPLUS/ DEFICIT RELATIVE TO TO INDUSTRY	3-YEAR AVERAGE RETURN (%)	SURPLUS/ DEFICIT RELATIVE TO INDUSTRY	5-YEAR AVERAGE RETURN (%)	SURPLUS/ DEFICIT RELATIVE TO TO INDUSTRY	10-YEAR AVERAGE RETURN (%)	SURPLUS/ DEFICIT RELATIVE TO INDUSTRY
Savings & Loan								
Hudson City Bancorp	44.2	27.3	43.2	15.9	NA	NA	NA	NA
New York Community	29.7	12.8	38.1	10.7	22.8	14.4	NA	NA
Downey Financial	-4.7	-21.6	25.7	-1.6	8.8	0.4	18.2	2/0
[illegible] Financial	29.2	12.3	27.9	0.5	7.5	-0.9	NA	NA
[illegible]	26.7	9.7	34.3	6.9	16.6	8.2	NA	NA
[illegible]	[illegible]	5.7	29.6	2.2	17.7	9.3	18.1	1.9
[illegible]	[illegible]	[illegible]	24.8	-2.5	-3.2	-11.6	13.6	-2.5
[illegible]	[illegible]	[illegible]	[illegible]	-3.6	5.7	-2.7	17.9	1.8
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	3.0	-5.4	17.5	1.3
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	11.4	-4.8
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	0.3

Competitive Position

For Banks and Thrifts:

49th in Total Assets

 # 1 Ranking - Stock Appreciation

 # 1 Ranking - Efficiency Ratio

(total non-interest expense)/(net interest income + total non-interest income)

 # 1 Ranking - Asset Quality

(net charge offs/average loans)

 # 1 Ranking - Capital Adequacy

(tier 1 capital/risk-adjusted assets)

Source: Keefe, Bruyette & Woods, Inc. *a leading national authority in the banking and financial services industry.*

BankBook dated December 12, 2002 data as of 2002-3Q

Most Efficient Bank in the Nation

Hudson City was named

MOST EFFICIENT BANK IN THE NATION

(among the largest 500 U.S. bank holding companies in 2002)

AMERICAN BANKER

Efficiency Ratio

Banks & Thrifts in the Top 50 That Have Deposits in NJ

Hudson City Bancorp, Inc.	**22.68 %**
Citigroup	48.61 %
Washington Mutual Inc.	55.22 %
FleetBoston Financial Corp.	55.91 %
Bank of New York Co Inc	56.34 %
Sovereign Bancorp	60.64 %
PNC Financial Services Group	63.58 %
Wachovia Corp	64.35 %
Commerce Bancorp	70.32 %

Source: KBW Bank 2002-Q3 dated December 10, 2002

Forbes 500 Position

Hudson City's ranking skyrocketed in the most recent Forbes 500 listing from 493 in 2002 to 360 in 2003

Forbes

Business Strategy

Major Goals

- Grow Balance Sheet
- Increase Earnings
- Pay Dividends
- Repurchase Stock



Grow Balance Sheet

Total Assets *(in thousands)*



14,913,505
14,144,604
11,426,768
9,380,373
8,518,865
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
12/ 31 1999
12/ 31 2000
12 / 31 2001
12 / 31 2002
3 / 31 2003

Grow Balance Sheet

Total Deposits & Borrowings *(in thousands)*


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Borrowings
Deposits
$300,000
$1,250,000
$2,150,000
$3,600,000
$3,850,000
$6,688,044
$6,604,121
$7,912,762
$9,138,629
$9,611,683
12/31/1999
12/31/2000
12/31/2001
12/31/2002
3/31/2003

High Value Checking

- **$1.4 Billion in Deposits (5/02-03/03)**
- **13 Month CD and Bonus Linked Accounts**



We're proud to announce the birth of a whole *new* concept in checking.

Increase Earnings

Net Income *(in thousands)*



$192,033
$200,000
$134,549
$150,000
$114,826
$100,000
$52,201
$43,586
$30,677
$50,000
$0
12/31/00
12/31/01
12/31/02
3/31/01
3/31/02
3/31/03

Increase Earnings

Diluted Earnings Per Share

Quarter Ended:	2003	2002	2001	2000
March	$ .28	$ .23	$ .15	$ .12
June		.25	.16	.13
September		.26	.17	.13
December		.27	.21	.13
Year-to-date		$ 1.01	$ .68	$ .52

Pay Dividends

Dividends

Date Paid	2003	2002	2001	2000
March	$ .11	$ .075	$ .05	$ .025
June	.12 *	.08	.055	.035
September		.09	.06	.04
December		.10	.07	.045

** Payable June 2, 2003*

Stock Repurchase

- Since 3/28/00, the Board of Directors approved the repurchase of 52.4 million shares of stock through five repurchase programs.
- Treasury Stock amounted to 39.4 million shares as of 3/31/03, representing 36.2% of the original non-MHC shares (108.7 million) sold in 1999.

Selected Ratios

Quarter Ended	Efficiency Ratio	ROE	ROA
03/31/03*	23.62 %	15.66 %	1.44 %
12/31/02	23.72	14.84	1.50
12/31/01	28.04	10.09	1.32
12/31/00	30.55	7.87	1.29

ROE - Return on Average Stockholders' Equity;
ROA - Return on Average Assets

Ratios for 3/31/03 have been annualized

Stock Performance

Total Return Performance of 396% since 7/99



400
350
300
250
200
150
100
50
HCBK
Russell 2000 Index
SNL Thrift Index
7/13/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002

Graph Source: Mercer, Human Resource Consultants

There can be no assurance that stock performance will continue into the future with the same or similar trends as those depicted in the graph above.

Stock Performance

Hudson City Bancorp, Inc. (Nasdaq: HCBK)



$25
$20
$15
$10
$5
4/28/03
7/13/99
12/99
6/00
12/00
6/01
12/01
6/02
12/02

Source: Nasdaq Online – Trade History

- Hudson City stock opened on July 13, 1999 at $5.00 per share
- On April 28, 2003, the stock closed at $23.00 per share, a **360% increase** in less than four years, and a year-to-date **increase of 23.5%**

There can be no assurance that stock performance will continue into the future with the same or similar trends as those depicted in the graph above.

Dividend

Quarterly Cash Dividend Increased to $0.12 Per Common Share

Declared April 15, 2003

- **Increase** from the cash dividend of $0.11 per common share declared in previous quarter
- For Stockholders of record on May 9, 2003
- The cash dividend will be **paid June 2, 2003**

Corporate Governance

- Established Leading Edge Corporate Governance Initiatives
  - Independent Directors
  - Lead Director Named
  - Independent Board members met four times in executive session
  - Bylaws revised; independent committees (Audit, Human Resources, Nominating and Governance) with new charters
  - Retirement age established for Directors

HUDSON CITY
BANCORP, INC.
Bank on Better Values[SM]